Exhibit 10.50

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMD_00292

Client Code/Reference No: WFNIA/CA

AMENDMENT 2

Date of Amendment: N ovember 19, 2010

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (“MSCI”), a Delaware corporation, and Barclays Global Investors, N.A. (“Licensee”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.

Exhibit B is hereby amended to allow the Funds to be additionally listed and traded on the Chilean domiciled stock or securities exchanges (herein referred to as the “Chilean Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Chilean securities law. All other terms and restrictions contained in Exhibit B shall apply to the Chilean Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Chilean Listed Funds may only be based on the following Indexes:

MSCI ACWI ex US Consumer Discretionary Sector Index

MSCI ACWI ex US Consumer Staples Sector Index

MSCI ACWI ex US Energy Sector Index

MSCI ACWI ex US Financials Index

MSCI ACWI ex US Health Care Sector Index

MSCI ACWI ex US Industrials Sector Index

MSCI ACWI ex US Information Technology Sector Index

MSCI ACWI ex US Materials Sector Index

MSCI ACWI ex US Telecommunications Services Sector Index

MSCIMM ACWI ex US Utilities Sector Index

MSCI All Country Asia ex Japan Index

MSCI All Country World

MSCI All Country World ex-US

MSCI All Peru Capped Index

MSCI Australia Index

***********

***********

MSCI Brazil Index

MSCI Brazil Small Cap Index

MSCI BRIC Index

MSCI Canada Index

MSCI Chile Investable Market Index

MSCIM China Small Cap Index

MSCI EAFE Index

MSCI EAFE Small Cap Index

MSCI Emerging Markets Eastern Europe Index

***********

MSCI Emerging Markets Index

***********

MSCI EMU Index

***********

***********

MSCI France Index

MSCI Germany Index

MSCI Hong Kong Index

***********

MSCI Ireland Capped Index

MSCI Israel Capped Investable Market Index

MSCI Italy Index

MSCI Japan Index

MSCI Malaysia Index

MSCIMM Mexico Investable Market Index

MSCI Netherland Investable Market Index

MSCI New Zealand Investable Market Index

MSCI Pacific ex-Japan Index

MSCI Philippines Investable Market Index

***********

MSCI Russia Capped Index

MSCI Singapore Index

MSCI South Africa Index

MSCI South Korea Index

MSCI Spain Index

***********

MSCI Switzerland Index

MSCI Taiwan Index

***********

***********

MSCI United Kingdom Index

***********

For the avoidance of doubt, the license fees set forth in the Agreement as amended, shall apply with respect to all Chilean Listed Funds. For clarity, there shall be no separate licensee fees for the Chilean Listed Funds but any additional assets from the Chilean Listed Funds shall be included in the average daily net assets of the applicable Funds for purposed of calculating license fees.

2.

Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Mexican domiciled stock or securities exchanges (herein referred to as the “Mexican Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Mexican securities law. All other terms and restrictions contained in Exhibit B shall apply to the Mexican Listed Funds. Notwithstanding anything to the contrary In Exhibit A, the Mexican Listed Funds may only be based on the following Indexes:

1

MSCI ACWI ex US Consumer Discretionary Sector Index

MSCI ACWI ex US Consumer Staples Sector Index

MSCI ACWI ex US Energy Sector Index

MSCI ACWI ex US Financials Index

MSCI ACWI ex US Health Care Sector Index

MSCI ACWI ex US Index

MSCI ACWI ex US Industrials Sector Index

MSCI ACWI ex US Information Technology Sector Index

MSCI ACWI ex US Materials Sector Index

MSCI ACWI ex US Telecommunication Services Sector Index

MSCI ACWI ex US Utilities Sector Index

MSCI ACWI Index

MSCI All Country Asia ex Japan Index

MSCI All Peru Capped Index

MSCI Australia Index

MSCI Austria Investable Market Index

MSCI Belgium Investable Market Index

MSCI Brazil Index

MSCI Brazil Small Cap Index

MSCI BRIC Index

MSCI Canada Index

MSCI Chile Investable Market Index

MSCI China Small Cap Index

MSCI EAFE Growth Index

MSCI EAFE Index

MSCI EAFE Small Cap Index

MSCI EAFE Value Index

MSCI Emerging Markets Eastern Europe Index

MSCI Emerging Markets Index

MSCI EMU Index

MSCI France Index

MSCI Germany Index

MSCI Hong Kong Index

MSCI Indonesia Investable Market Index

MSCI Ireland Capped Investable Market Index

MSCI Israel Capped Investable Market Index

MSCI Italy Index

MSCI Japan Index

MSCI Japan Small Cap Index

MSCI Kokusai Index

MSCI Malaysia Index

MSCI Netherlands Investable Market Index

MSCI New Zealand Investable Market Index

MSCI Pacific ex-Japan Index

MSCI Philippines Investable Index

MSCI Poland Investable Market Index

MSCI Russia Cap Index

MSCI Singapore Index

MSCI South Africa Index

MSCI South Korea Index

MSCI Spain Index

MSCI Sweden Index

MSCI Switzerland Index

MSCI Taiwan Index

MSCI Thailand Investable Market Index

MSCI Turkey Investable Market Index

MSCI United Kingdom Index

MSCI USA Index

For the avoidance of doubt, the license fees set forth in the Agreement as amended, shall apply with respect to all Mexican Listed Funds. For clarity, there shall be no separate licensee fees for the Mexican Listed Funds but any additional assets from the Mexican Listed Funds shall be included in the average daily net assets of the applicable Funds for purposed of calculating license fees.

3.

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendments and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of this Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee expect as expressly provided in the Agreement and this Amendment.

4.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of law principles.

LICENSEE		MSCI INC.
By	/s/ Timothy M. Meyer	By	/s/ Paul E. Friedman
Name	Timothy M. Meyer	Name	Paul E. Friedman
	(printed)		(printed)
Title	M. Director	Title	Executive Director
Date	December 1, 2010	Date	December 10, 2010
LICENSEE
By	/s/ Matthew R. Lewis
Name	Matthew R. Lewis
(printed)
Title	Director
Date	December 1, 2010

2